                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 3, 2003
                                -----------------
                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)


                              1800 E. Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

On December 3, 2003, TouchTunes Music Corporation (the "Corporation") issued a press release announcing approval of a reverse stock split for the principal purpose of terminating its status as a reporting company under the Federal securities laws. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         99.1 The Corporation's press release relating to the reverse stock split, dated December 3, 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION
                                   By: /s/ Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice-President Finance and
                                       Chief Financial Officer


Date:  December 3, 2003

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Description
-----------                -----------
99.1              The Corporation's press release relating to the reverse stock split, dated December 3, 2003.
